                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                DECEMBER, 1995
                           PAYMENT JANUARY 16, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                     CUSIP#              393534AB8
                                     Trust Account #     33-31958-0
                                     Distribution Date:  December 15, 1994


SECURITIZED NET INTEREST MARGIN                              PER $1,000
CERTIFICATES                                                  ORIGINAL
------------                                                 ----------

1.   Amount Available                   1,712,467.65

Interest

2.   Aggregate Interest                   392,381.35         4.24655141

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                     392,381.35

Principal

6.   Current month's principal
     distribution                       1,320,086.30        14.28664828

7.   Remaining outstanding principal
     balance                           58,661,776.15        634.8677073
     Pool Factor                           .63486771

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date       90,221,181.61

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                    6,021,181.79

11.  Weighted average CPR                      8.00%

12.  Weighted average CDR                      2.23%

13.  Annualized net loss percentage            0.95%

14.  Delinquency   30-59 day                   1.12%
                   60-89 day                   0.46%
                   90+ day                     0.72%
                   Total 30+                   2.30%
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                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                DECEMBER, 1995
                           PAYMENT JANUARY 16, 1996


                                   Fee Assets
                  --------------------------------------------
                  Guarantee          Inside         Fee Asset
                    Fees              Refi          Total
                  ----------       ----------       ----------

GTFC 1994-1       479,298.07       169,307.89       648,605.96
GTFC 1994-3
GTFC 1994-4
                  ----------       ----------       ----------
                  479,298.07       169,307.89       648,605.96


Total amount of Guarantee Fees and Inside
  Refinance Payments                                648,605.96

Payment on Finance 1 Note                           648,605.96

Allocable to Interest (current)                     144,474.89

Allocable to accrued but unpaid Interest                   .00

Accrued and unpaid Trustee Fees                            .00

Allocable to Principal                              504,131.07

Finance 1 Note Principal Balance                 21,581,202.36
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                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                DECEMBER, 1995
                           PAYMENT JANUARY 16, 1996




                                            Inside
                              Residual       Refi         Total
                             ----------  ------------  ------------

GTFC 1994-1                         .00           .00           .00
GTFC 1994-2                  226,063.26    128,012.78    354,076.04
GTFC 1994-3                  197,397.84     84,392.76    281,790.60
GTFC 1994-4                  333,994.37     94,000.68    427,995.05
                             ----------  ------------  ------------

                             757,455.47    306,406.22  1,063,861.69

Total Residual and Insige
 Refinance Payments                                    1,063,861.69